CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS	12 Months Ended
Dec. 31, 2021
Disclosure of commitments and contingencies [Abstract]
CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS	CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS
Ternium is from time to time subject to various claims, lawsuits and other legal proceedings, including customer, employee, tax and environmental-related claims, in which third parties are seeking payment for alleged damages, reimbursement for losses, or indemnity. Management with the assistance of legal counsel periodically reviews the status of each significant matter and assesses potential financial exposure.
Some of these claims, lawsuits and other legal proceedings involve highly complex issues, and often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Accordingly, with respect to a large portion of such claims, lawsuits and other legal proceedings, Ternium is unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, Ternium has not accrued a provision for the potential outcome of these cases.
If a potential loss from a claim, lawsuit or other proceeding is considered probable and the amount can be reasonably estimated, a provision is recorded. Accruals for loss contingencies reflect a reasonable estimate of the losses to be incurred based on information available to management as of the date of preparation of the financial statements and take into consideration litigation and settlement strategies. In a limited number of ongoing cases, Ternium was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss but believes that publication of this information on a case-by-case basis would seriously prejudice Ternium’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency but has not disclosed its estimate of the range of potential loss.
The Company believes that the aggregate provisions recorded for potential losses in its consolidated financial statements are adequate based upon currently available information. However, if management’s estimates prove incorrect, current reserves could be inadequate and Ternium could incur a charge to earnings which could have a material adverse effect on Ternium’s results of operations, financial condition, net worth and cash flows.

(i) Tax claims and other contingencies
(a) Companhia Siderúrgica Nacional (CSN) – Tender offer litigation

In 2013, the Company was notified of a lawsuit filed in Brazil by Companhia Siderúrgica Nacional, or CSN, and various entities affiliated with CSN against Ternium Investments, its subsidiary Ternium Argentina, and TenarisConfab. The entities named in the CSN lawsuit had acquired a participation in Usiminas in January 2012. The CSN lawsuit alleges that, under applicable Brazilian laws and rules, the acquirers were required to launch a tag-along tender offer to all non-controlling holders of Usiminas ordinary shares for a price per share equal to 80% of the price per share paid in such acquisition, or BRL 28.8, and seeks an order to compel the acquirers to launch an offer at that price plus interest. If so ordered, the offer would need to be made to 182,609,851 ordinary shares of Usiminas not belonging to Usiminas’ control group; Ternium Investments and Ternium Argentina’s respective shares in the offer would be 60.6% and 21.5%.
On September 23, 2013, the first instance court dismissed the CSN lawsuit, and on February 8, 2017, the court of appeals of São Paulo maintained the understanding of the first instance court. On March 6, 2017, CSN filed a motion for clarification against the decision of the court of appeals, which was rejected on July 19, 2017. On August 18, 2017, CSN filed with the court of appeals an appeal seeking the review and reversal of the decision issued by the court of appeals by the Superior Court of Justice. On March 5, 2018, the court of appeals ruled that CSN’s appeal did not meet the requirements for review by the Superior Court of Justice and rejected such appeal. On May 8, 2018, CSN appealed against such ruling and on January 22, 2019, the court of appeals rejected such appeal and ordered that the case be submitted to the Superior Court of Justice. On September 10, 2019, the Superior Court of Justice declared CSN’s appeal admissible. The Superior Court of Justice will review the case and will then render a decision on the merits. The Superior Court of Justice is restricted to the analysis of alleged violations to federal laws and cannot assess matters of fact.

Ternium continues to believe that all of CSN’s claims and allegations are groundless and without merit, as confirmed by several opinions of Brazilian legal counsel, two decisions issued by the Brazilian securities regulator (CVM) in February 2012 and December 2016, and the first and second instance court decisions referred to above. Accordingly, no provision has been recorded in these Consolidated Financial Statements.
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(b) Shareholder claims relating to the October 2014 acquisition of Usiminas shares

On April 14, 2015, the staff of the CVM, determined that an acquisition of additional ordinary shares of Usiminas by Ternium Investments made in October 2014, triggered a requirement under applicable Brazilian laws and regulations for Usiminas’ controlling shareholders to launch a tender offer to all non-controlling holders of Usiminas ordinary shares. The CVM staff’s determination was made further to a request by NSSMC and its affiliates, who alleged that Ternium’s 2014 acquisition had exceeded a threshold that triggers the tender offer requirement. In the CVM staff’s view, the 2014 acquisition exceeded the applicable threshold by 5.2 million shares. On April 29, 2015, Ternium filed an appeal to be submitted to the CVM’s Board of Commissioners. On May 5, 2015, the CVM staff confirmed that the appeal would be submitted to the Board of Commissioners and that the effects of the staff’s decision would be stayed until such Board rules on the matter.
On June 15, 2015, upon an appeal filed by NSSMC, the CVM staff changed its earlier decision and stated that the obligation to launch a tender offer would fall exclusively on Ternium. Ternium’s appeal has been submitted to the CVM’s Board of Commissioners,which has no set timeframe to resolve on the matter. In addition, on April 18, 2018, Ternium filed a petition with the CVM’s reporting Commissioner requesting that the applicable threshold for the tender offer requirement be recalculated taking into account the new ordinary shares issued by Usiminas in connection with its 2016 BRL 1 billion capital increase and that, in light of the replenishment of the threshold that would result from such recalculation, the CVM staff’s 2015 determination be set aside.In the event the appeal is not successful, under applicable CVM rules Ternium may elect to sell to third parties the 5.2 million shares allegedly acquired in excess of the threshold, in which case no tender offer would be required.

(c) Potential Mexican income tax adjustment
In March 2015, the Mexican tax authorities, as part of a tax audit to Ternium Mexico with respect to fiscal year 2008, challenged the deduction by Ternium Mexico’s predecessor IMSA Acero of a tax loss arising from an intercompany sale of shares in December 2008. Although the tax authorities have not yet determined the amount of their claim, they have indicated in a preliminary report that they have observations that may result in an income tax adjustment currently estimated at approximately $56.4 million, including interest and fines. Additionally, in September 2018, the Mexican tax authority, as a result of a tax audit for the fiscal year 2011 to Ternium Mexico, as predecessor of APM, objected mainly the deduction of the tax loss remaining for the year 2008, for which the estimated income tax adjustment would be of approximately $27.6 million, including interest and fines.
Ternium Mexico requested an injunction from the Mexican courts against the audit observations for the year 2008 and the fiscal credit of the year 2011, and also filed its defense and supporting documents with the Mexican tax authorities. The injunction for the year 2008 had a favorable resolution to Ternium Mexico in August 2020; consequently, in November 2020, the Mexican tax authorities issued a new preliminary report in which continues having the same observations with different arguments that may result in the same tax adjustment as per the above-included paragraph. The Company, based on the advice of counsel, believes that an unfavorable outcome in connection with this uncertain tax position is not probable and, accordingly, no provision has been recorded in these financial statements.
(d) Fishermen associations’ claims
Civil contingencies include lawsuits brought by a number of fishermen associations on behalf of their associates, alleging that the dredge of Ternium Brasil’s deep-water port has had a negative impact on fish farming and exploitation activities in the Sepetiba Bay area in Rio de Janeiro and that, as a result, fishermen in that area had suffered damages. A provision in the amount of $24.5 million was recorded at the acquisition date in connection with this matter ($8.8 million and $10.9 million as of December 31, 2021 and 2020, respectively).
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(e) Tax assessments relating to the use of certain ICMS tax credits
The Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços, or ICMS, is a Brazilian value-added tax on the services (inter-states) and the transfer of goods in Brazil. Payment of ICMS generates tax credits that, subject to applicable law, rules and regulations, may be either used to offset ICMS payment obligations generated in connection with domestic sales of products and services, or sold and transferred to third parties.
The Rio de Janeiro State Treasury Office is challenging the use by Ternium Brasil of ICMS tax credits generated in connection with purchases of refractory materials in the period from December 2010 through December 2016, and intends to assess taxes and impose fines on Ternium Brasil on the argument that such materials may not be qualified as raw materials or intermediary products but as goods for consumption and, accordingly, ICMS tax credits generated in connection with their purchase are not available and may not be used to offset ICMS payment obligations generated in connection with Ternium Brasil’s domestic sales of carbon steel slabs. Ternium Brasil has appealed against the Rio de Janeiro State Treasury Office tax assessments and fines. A provision in the amount of $57.7 million was recorded as of the acquisition date in connection with this matter ($32.5 million and $34.9 million as of December 31, 2021 and 2020, respectively).
(f) ICMS deferral tax benefit - Action of Unconstitutionality
On March 31, 2005, through State Law No. 4,529 (Law RJ 4529), the State of Rio de Janeiro granted Ternium Brasil a tax incentive consisting of a deferral of ICMS payable by Ternium Brasil in connection with the construction and operation of the company’s Rio de Janeiro steelmaking complex. The incentive applies in respect of the acquisition of fixed assets and certain raw materials (i.e. iron ore, pellets, alloys, coke, coal and scrap) and significantly reduces input ICMS credit accumulation by Ternium Brasil. The tax incentive was granted for a period of 20 years from the commencement of the construction works for Ternium Brasil’s Rio de Janeiro steel complex.

In 2012, a Brazilian political party filed a direct action of unconstitutionality against Law RJ 4529 before the Brazilian Federal Supreme Court, claiming that the State Law should be declared unconstitutional because the tax incentive granted pursuant to Law RJ 4529 had not been approved by Brazil’s National Council of Fiscal Policy (Conselho Nacional de Política Fazendária, or CONFAZ).

In August 2017, the Brazilian Congress enacted Supplementary Law No. 160/2017, instituting a mechanism through which the States may confirm any ICMS incentives they had granted in prior years without CONFAZ approval. In furtherance of such Supplementary Law, in December 2017 the Brazilian States adopted ICMS Convention 190/2017, establishing the applicable rules and deadlines for confirming such ICMS incentives. In accordance with the ICMS Convention 190/2017, the State of Rio de Janeiro published its list of ICMS incentives, including, among others, the ICMS benefit granted to Ternium Brasil, and filed with CONFAZ all relevant documents concerning such incentives. On July 27, 2018, the Governor of Rio de Janeiro issued Decree No. 46,378, pursuant to which the State of Rio de Janeiro reconfirmed, in accordance with ICMS Convention 190/2017, the ICMS tax benefits listed in its official gazette publication made pursuant to the Convention, including, among others, Ternium Brasil’s ICMS tax benefits.

In October 2018, the State of Rio de Janeiro and the Federation of Industries of the State of Rio de Janeiro filed petitions arguing that the action of unconstitutionality against Law RJ 4529 could not be judged by the Brazilian Federal Supreme Court since, following the revalidation of such law under Supplementary Law No.160/17 and the ICMS Convention 190/2017, such action of unconstitutionality had lost its purpose. On October 20, 2020, the Reporting Justice Minister of the Brazilian Federal Supreme Court in charge of the case ruled that the action of unconstitutionality against Law RJ 4529 was impaired by the supervening loss of its object, and on November 17, 2020, the Reporting Justice Minister’s ruling became final and not subject to any further recourses or appeals.

The tax benefits accumulated under Ternium Brasil’s ICMS incentive amounted to approximately $1,089 million as of the acquisition date of Ternium Brasil on September 7, 2017. In accordance with the guidance in IFRS 3, the Company recorded as of the acquisition date a provision of $651.8 million (including estimated penalties and interest) in connection with this matter, together with an asset of $325.9 million arising from its right to recover 50% of the contingency amount from Thyssenkrupp.
24.    CONTINGENCIES, COMMITMENTS AND RESTRICTIONS ON THE DISTRIBUTION OF PROFITS (continued)

As at December 31, 2020, both the asset, which expired on September 7, 2020, of $194.1 million recorded in the Company’s financial statements arising from its right to recover 50% of the contingency amount from Thyssenkrupp and the contingent liability of $380.1 million recorded in its financial statements in connection with this matter have been derecognized. Accordingly, the Company recognized in the year ended December 31, 2020, a net gain in the amount of $186.0 million.

(ii) Commitments
The following are Ternium’s main off-balance sheet commitments:
(a) Ternium Argentina signed agreements to cover 80% of its required iron ore, pellets and iron ore fines volumes until December 31, 2024, for an estimated total amount of $890.0 million. Although they do not set a minimum amount or a minimum commitment to purchase a fixed volume, under certain circumstances a penalty is established for the party that fails of:
- 7% in case the annual operated volume is between 70% and 75% of the total volume of purchases of the Company; such percentage is applied over the difference between the actual purchased volume and the 80% of the total volume of purchases.
- 15% in case the annual operated volume is lower than 70% of the total volume of purchases of the Company; such percentage is applied over the difference between the actual purchased volume and the 80% of the total volume of purchases.
(b) Ternium Argentina also signed various contracts for the provision of natural gas, including Tecpetrol and Energy Consulting Services S.A., both related companies of Ternium, assuming firm commitments for a total of $82.6 million payable until April 2025. Additionally, Ternium Argentina signed contracts for gas transportation with Transportadora de Gas del Norte S.A., a related company of Ternium, assuming firm commitments for a total of $20.6 million payable until April 2028.
(c) Ternium Argentina signed an agreement with Air Liquide Argentina S.A. for the supply of oxygen, nitrogen and argon until 2021, for an aggregate amount of $16.2 million, which is due to terminate in 2037.
(d) On April 24, 2017, Ternium Mexico entered into a 25-year contract (effective as of December 1, 2016, through December 1, 2041) with Techgen, S.A. de C.V. for the supply of 699 MW (which represents 78% of Techgen’s capacity) and covers most of Ternium Mexico’s facilities electricity needs. Monthly payments are determined on the basis of capacity charges, operation costs, back-up power charges, and transmission charges. As of the seventh contract year (as long as Techgen’s existing or replacing bank facility has been repaid in full), Ternium Mexico has the right to suspend or early terminate the contract if the rate payable under the agreement is higher than the rate charged by Comisión Federal de Electricidad ("CFE") or its successors. Ternium Mexico may instruct Techgen to sell to any affiliate of Ternium Mexico, to CFE, or to any other third party all or any part of unused contracted energy under the agreement and Ternium Mexico will benefit from the proceeds of such sale.
(e) On December 20, 2000, Hylsa (Ternium Mexico’s predecessor) entered into a 25-year contract with Iberdrola Energia Monterrey, S.A. de C.V. (“Iberdrola”), a Mexican subsidiary of Iberdrola Energía, S.A., for the supply of energy to four of Ternium Mexico’s plants. On March 31, 2008, two of those plants were terminated by Iberdrola. The contracted electrical demand as of December 31, 2021, is 51.7 MW. Iberdrola currently supplies approximately 7% of Ternium Mexico’s electricity needs under this contract. Although the contract was to be effective through 2027, on April 28, 2014, Ternium Mexico and Iberdrola entered into a new supply contract and terminated the previous one. In consideration of the termination of the previous contract, Iberdrola has granted Ternium Mexico a credit of $750 thousand per MW of the 111.2 MW originally contracted capacity, resulting over time in a total value of $83.4 million. In addition, Iberdrola agreed to recognize to Ternium México $15.0 million through discounted rates. The above-mentioned credit and discount ended in June 2019 and Ternium Mexico's rates under the contract are now market rates with a 2.5% discount; however, Ternium Mexico is entitled to terminate the contract without penalty. On October 21, 2020, Ternium Mexico decided to terminate the contract effective November 15, 2021; however, this termination date was extended by common agreement with Iberdrola for an additional fixed period and the new effective termination date would be January 31, 2022.
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f) Ternium México issued a guarantee letter covering up to approximately $16.6 million of the obligations of Gas Industrial de Monterrey, S.A. de C.V. ("GIMSA"), under the natural gas trading agreement between GIMSA and BP Energía México ("BPEM"). The credit line granted by BPEM in connection with this natural gas trading agreement amounted to approximately $17.0 million. As of December 31, 2021, the outstanding amount under the natural gas trading agreement was $11.5 million, which is below the amount included in the guarantee letter issued by Ternium México.
(g) On June, 2018, Ternium Mexico entered into a loan agreement with a syndicate of banks for a $1,000 million syndicated loan facility for the purpose of financing capital expenditures, the repayment or prepayment of existing debt, and other general corporate purposes. The Company entered the Facility on June 12, 2018, and the final maturity date is on June 12, 2023, being payable in eight consecutive and equal semi-annual installments commencing on December 13, 2019. The main financial covenant that the Facility requires to meet is the consolidated net senior leverage ratio to be not greater than 3.5 to 1.00. During 2019, the facility was fully disbursed ($400 million was disbursed during 2018 and $600 million by the end of June 2019). As of December 31, 2021, the outstanding value of this loan agreement was $250 million and the Company was in compliance with all of its covenants.
(h) Ternium Mexico issued a guarantee letter covering up to approximately $61.8 million of the obligations of Techgen, S.A. de C.V. (“Techgen”), under the Clean Energy Certificates trading agreement between Techgen and Enel Green Power (“ENEL”). The amount equals the remnant balance if Techgen decides to terminate the agreement prior to the expiration date (and decreases as time of the contract passes). The contract was signed on May 25, 2018, and terminates on June 30, 2041.
(i) In June 2008, Ternium Mexico entered into an industrial gas supply agreement with Praxair Mexico for the Guerrero and Juventud facilities until December 2024, for a total amount of $421 million. In 2011, an amendment agreement added the purchase of hydrogen for the Juventud and Universidad facilities valid until April 2025. As of December 31, 2021, the agreement considers a minimum annual oxygen consumption of 96 million cubic meters, valued at approximately $4.5 million per year. The Company is in compliance with the minimum annual quotas established, which represent less than half of the average annual consumption.

(j) On May 9, 2018, Ternium Mexico entered into a 10-year contract (effective as of July 1, 2018) with Kinder Morgan Texas Pipeline L.L.C., Kinder Morgan Tejas Pipeline L.L.C. and Kinder Morgan Border Pipeline L.L.C. for the transportation of natural gas in the United States of America (Texas). The contracted capacity is 60,000 MMBTU/day and the annual cost is approximately $3.7 million.

(k) On December 30, 2019, Ternium Mexico entered into a 15-year contract (effective as of July 1, 2021) with Kinder Morgan Texas Pipeline L.L.C., Kinder Morgan Tejas Pipeline L.L.C. and Kinder Morgan Gas Natural de México S. de R.L. de C.V. for the transportation of natural gas in the United States of America (Texas) and in Mexico. The contracted capacity is 31,000 MMBTU/day and the annual cost is approximately $4.8 million.

(l) Techgen is a party to gas transportation capacity agreements with Kinder Morgan Gas Natural de Mexico, S. de R.L. de C.V., Kinder Morgan Texas Pipeline LLC and Kinder Morgan Tejas Pipeline LLC for the whole transportation capacity starting on August 1, 2016, and ending during the second half of 2036. As of December 31, 2021, the outstanding value of this commitment was approximately $206.7 million. Ternium’s exposure under the guarantee in connection with these agreements amounts to $99.2 million, corresponding to the 48% of the agreements’ outstanding value as of December 31, 2021.

(m) Ternium issued two stand-by letters of credit covering 48% of the funding of a debt service reserve account under a syndicated loan agreement between Techgen and several banks led by Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, and Natixis, New York Branch acting as joint bookrunners. The loan agreement dated as of February 13, 2019, amounted to $640 million and the proceeds were used by Techgen to refinance in full all amounts owed under a previous syndicated loan between Techgen and several banks, which funds were used in the construction of the facility. As of December 31, 2021, the outstanding aggregated amount under the stand-by letters of credit was $46.8 million, as a result the amount guaranteed by Ternium was approximately $22.4 million.
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(n) During 2006, CSA, the predecessor of Ternium Brasil, has entered into a 15-year contract denominated Contrato de comercialização de energia elétrica no ambiente regulado - CCEAR por disponibilidade to provide electric energy to 24 distributors starting on 2011. Under this contract, Ternium Brasil has to provide 200 MW average per year and the price is adjusted by the Brazilian inflation index. The penalty for not delivering the volume of energy of the contract is the difference between the spot price and the unit variable cost (calculated and published by the Agéncia Nacional de Energía Elétrica), calculated per hour.
(o) Ternium Brasil signed an exclusivity agreement with Vale S.A. for the purchase of iron ore (pellets, sinter feed and lump ore), which is due to terminate in 2029. The total purchased volume, in accordance with the actual production capacity, is of approximately 8.0 million tons per year. Ternium Brasil has not the obligation to take or pay the mentioned volume and only should pay logistic costs in case of not purchasing the contracted volume.
(p) Ternium Brasil, for its activity of energy generation through gas and steam turbines, signed on March 2017 a contract with GE Global Parts and Products GMBH, General Electric International Inc. and Alstom Energia Térmica e Indústria Ltda. for the maintenance services of such turbines (including the supply of spare parts) for a period of 20 years. As of December 31, 2021, the outstanding amount of this commitment was $138.3 million.
(q) Ternium Brasil also signed on November 2007 a contract with Primetals Technologies Brazil Ltda. for the provision of maintenance services at a central workshop for the entire steel mill complex, including caster maintenance for the steel plant. As of December 31, 2021, the outstanding amount of the mentioned services was approximately $44.7 million and is due to terminate on November 2024. Ternium Brasil is currently using more hours than the minimum quantity of contracted hours.
(r) Ternium Brasil is a party to a long-term contract with the Consortium formed by Air Liquide Brasil Ltda., AirSteel Ltda., White Martins Gases Industriais Ltda., White Martins Steel Ltda. and ThyssenKrupp MinEnergy GmbH for the supply of air, oxygen, nitrogen and argon to satisfy the requirements up to January 2029. The outstanding amount was approximately $202.0 million as of December 31, 2021. The contract has minimum daily-required volumes.
(s) Ternium Brasil signed on January 2015 a contract with Naturgy (formerly Companhia Distribuidora de Gás do Rio de Janeiro) for the supply of natural gas, which was due to terminate on December 2019. This agreement was automatically renewed for another two years, is due to terminate on December 2021 and can be interrupted by common agreement due to free market conditions' changes. The outstanding amount was of $24.1 million (or 61.3 million m3) as of December 31, 2021. Ternium Brasil is currently purchasing more than the minimum volume required by the contract, which is 85% of the volume mentioned before.
(t) Ternium Brasil signed on May 2019 a contract with LSI Logistica S.A. for mobile equipment rental. This agreement is due to terminate on May 2024 and the outstanding amount was $7.2 million as of December 31, 2021. The contract only has a penalty in case of anticipated termination.
(u) The acquisition of Ternium Brasil Ltda. was mainly financed through an unsecured 5-year syndicated facility in the principal amount of $1.5 billion granted to the Company’s subsidiary, Ternium Investments S.àr.l., by a syndicate of banks. The facility is to be repaid in eight consecutive and equal semi-annual installments, commencing on March 5, 2019, and has been guaranteed by the Company’s subsidiary, Ternium México, S.A. de C.V. The borrower and the guarantor are subject to certain covenants customary for transactions of this type, including limitations on liens and encumbrances, transactions with affiliates, consolidations and mergers and restrictions on investments. The guarantor is additionally subject to limitations on the sale of certain assets and compliance with a leverage ratio. There are no limitations to the payment of dividends applicable to the borrower or the guarantor, except, with respect to the borrower, upon an event of default under the facility. During 2018 and 2019, the Company made prepayments of principal for $375 million and $725 million, respectively. As of December 31, 2021, the outstanding value of this syndicated facility was $375 million and both the borrower and the guarantor were in compliance with all of its covenants.
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(iii) Restrictions on the distribution of profits
In accordance with Luxembourg Law, the Company is required to transfer a minimum of 5% of its net profit for each financial year to a legal reserve until such reserve equals 10% of the issued share capital.
As of December 31, 2021, this reserve is fully allocated and additional allocations to the reserve are not required under Luxembourg law. Dividends may not be paid out of the legal reserve.
The Company may pay dividends to the extent, among other conditions, that it has distributable retained earnings calculated in accordance with Luxembourg law and regulations.